Exhibit 10.23

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [            ], 2007, by and among Ascent Energy Inc., a Delaware corporation (the “Corporation”), and each of the parties listed on Annex A (as such Annex A is updated and amended pursuant to Section 11(c) hereof, collectively, the “Stockholders”).

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the preamble hereto.

“Common Stock” shall mean shares of common stock, $0.001 par value per share, of the Company, and any shares into which such Common Stock shall have been changed or any shares resulting from any reclassification of such Common Stock.

“Corporation” shall have the meaning set forth in the preamble hereto.

“Demand Notice” shall have the meaning set forth in Section 2(a) hereof.

“Demand Registration” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Form S-1” shall mean the Corporation’s registration statement on Form S-1 (Registration No. 333-135537) under the Securities Act first filed with the SEC on June 30, 2006, as amended.

“indemnified party” and “indemnifying party” shall have the respective meanings set forth in Section 7(c) hereof.

“JEFCO” means, collectively, Jefferies & Company, Inc., Jefferies Partners Opportunity Fund, L.L.C., Jefferies Partners Opportunity Fund II, L.L.C., Jefferies Employee Opportunity Fund, L.L.C. and Chris Kanoff.

“Jefferies Capital Partners” means, collectively, ING Furman Selz Investors III, L.P., ING Barings U.S. Leveraged Equity Plan and ING Barings Global Leveraged Equity Plan Ltd.

“Losses” shall have the meaning set forth in Section 7(a) hereof.

“Notice” shall have the meaning set forth in Section 2(a) hereof.

“Permitted Transferee” shall have the meaning set forth in Section 11(c) hereof.

“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 3(a) hereof.

“Piggyback Registration” shall have the meaning as set forth in Section 3(a) hereof.

“Proceeding” shall mean an action, claim, suit, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including, without limitation, post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Initial Public Offering” shall mean the underwritten initial public offering by the Corporation of Common Stock pursuant to the Form S-1.

“Qualified Holders” shall mean JEFCO so long as it holds Registrable Securities.

“Recapitalization” shall mean the recapitalization of the Corporation effected in connection with the Initial Public Offering and consisting of the following transactions: (i) the issuance of ______ shares of Common Stock in connection with a merger pursuant to which South Louisiana Property Holdings, Inc. became a wholly owned subsidiary of the Corporation, (ii) the issuance of ________ shares of Common Stock in exchange for certain outstanding indebtedness under the Corporation’s 11  3/4% Senior Subordinated Notes due May 1, 2010 (or such later date as automatically extended in accordance with the terms thereof, but in no event later than May 1, 2015) and (iii) the issuance of ________ shares of Common Stock in exchange for all outstanding shares of the Corporation’s 8% Series A preferred stock, $0.001 par value per share, including accrued but unpaid dividends thereon, all as further described in the Form S-1.

“Registrable Securities” shall mean all shares of Common Stock initially issued in the Recapitalization (including, without limitation, any Common Stock issued or distributed by way of dividend, stock split or other distribution in respect of such shares of Common Stock) and held by the Stockholders and, subject to the next succeeding sentence and Section 11(c) hereof, any successor or assign of such shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (iii) they cease to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities in accordance with this Agreement, (v) they become eligible for resale pursuant to Rule 144(k) (or any similar rule then in effect under the Securities Act) or (vi) they become eligible for resale pursuant to Rule 144 (or any similar rule then in effect under the Securities Act) and the holder of such securities does not then beneficially own more than 1% of such class of securities. No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Registration Statement” shall mean any registration statement of the Corporation under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Stockholders” shall have the meaning set forth in the preamble hereto.

“underwritten registration or underwritten offering” shall mean a registration in which securities of the Corporation are sold to an underwriter for reoffering to the public.

Section 2. Demand Registration.

(a) Requests for Registration. Subject to the limits set forth below, at any time after 185 days after the closing of the Initial Public Offering, the Qualified Holders (or their Permitted Transferees) shall have the right by delivering a written notice to the Corporation (a “Demand Notice”) to require the Corporation to register, pursuant to the terms of this Agreement under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement provided that the sale of such Registrable Securities is reasonably expected to result in aggregate gross cash proceeds in excess of $12,000,000 (a “Demand Registration”). Within twenty (20) days after receipt by the Corporation of a Demand Notice, the Corporation shall give written notice (the “Notice”) of such Demand Notice to all other holders of Registrable Securities and shall, subject to the provisions of Section 2(b) hereof, include in such registration all Registrable Securities with respect to which the Corporation received written requests for inclusion therein within twenty (20) days after such Notice is given by the Corporation to such holders.

Following receipt of a Demand Notice for a Demand Registration, the Corporation shall use its reasonable commercial efforts to file a Registration Statement as promptly as practicable and shall use its reasonable commercial efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

The Qualified Holders shall be entitled to two Demand Registrations; provided, however, that there shall be no limit to the number of Demand Registrations by the Qualified Holders that constitute “shelf” registrations as contemplated by the next succeeding sentence and provided further that Jefferies Capital Partners shall be entitled to one Demand Registration that constitutes a “shelf” registration as contemplated by the next succeeding sentence. After such time as the Corporation shall become eligible to use Form S-3 (or comparable form) for the registration under the Securities Act of any of its securities, (A) the Qualified Holders shall be entitled to request that any Demand Registration for which such Stockholder is delivering a Demand Notice be a “shelf” registration pursuant to Rule 415 under the Securities Act, and the Qualified Holders shall be entitled to an unlimited number of Demand Registrations that constitute “shelf” registrations, and (B) Jefferies Capital Partners shall be entitled to one Demand Registration that constitutes a “shelf” registration pursuant to Rule 415 under the Securities Act by delivering a Demand Notice to the Corporation. Notwithstanding any other provisions of this Section 2, in no event shall more than two Demand Registrations occur within any twelve-month period and in no event shall any Demand Registration occur within 120 days from the effective date of any Registration Statement, including any Registration Statement filed pursuant to a prior Demand Notice.

No Demand Registration shall be deemed to have occurred for purposes of this Section 2 if the Registration Statement relating thereto (i) does not become effective, (ii) is not maintained effective for the period required pursuant to this Section 2(a) or (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction or similar order or requirement of the SEC during such period. In the case of each of clauses (i), (ii) and (iii), such requesting holder of Registrable Securities shall be entitled to an additional Demand Registration.

All requests made pursuant to this Section 2 will specify the amount of Registrable Securities to be registered and the intended methods of disposition thereof.

The Corporation shall be required to maintain the effectiveness of the Registration Statement (except in the case of a requested “shelf” registration) with respect to any Demand Registration for a period of at least 90 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such registration at the request of (x) an underwriter or (y) the Corporation pursuant to the provisions of this Agreement. The Corporation shall be required to maintain the effectiveness of a shelf Registration Statement with respect to any Demand Registration at all times after the effective date thereof until the earlier to occur of two years after the effective date thereof or the date on which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that any Stockholder owning Common Stock that has been included on a shelf Registration Statement may request that such Common Stock be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such

Registration Statement or file a post-effective amendment to such Registration Statement removing such Common Stock.

(b) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the holders of such securities in writing that in its or their view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other holders of securities entitled to include securities in such offering pursuant to incidental or piggyback registration rights), then the number of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering shall be included in the following order:

(i) first, Registrable Securities requested to be included by the holders who delivered the Demand Notice;

(ii) second, Registrable Securities requested to be included by the holders who exercised piggyback rights in response to the Demand Notice, pro rata based on the number of shares requested by such holders to be included; and

(iii) third, any other shares of Common Stock, pro rata based on the number of shares requested to be included.

In connection with any Demand Registration to which the provisions of this subsection (b) apply, no securities other than Registrable Securities shall be covered by such Demand Registration.

(c) Postponement of Demand Registration. The Corporation shall be entitled to postpone (but not more than twice in any twelve-month period), for a reasonable period of time not in excess of 90 days, the filing of a Registration Statement if the Corporation delivers to the holders requesting registration a resolution of the board of directors of the Corporation that, in the good faith judgment of the board of directors of the Corporation, such registration and offering would reasonably be expected to materially adversely affect any bona fide material financing of the Corporation or any material transaction under consideration by the Corporation or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time, the premature disclosure of which would materially adversely affect the Corporation. Such board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The holders receiving such board resolution shall keep the information contained in such board resolution confidential on the same terms set forth in Section 5(p). If the Corporation shall so postpone the filing of a Registration Statement, the holder who made the Demand Registration shall have the right to withdraw the request for registration by giving written notice to the Corporation within 20 days of the anticipated termination date of the postponement period, as provided in the board resolution delivered to the holders, and in the event of such withdrawal, such request shall not be counted for purposes of the number of Demand Registrations to which such holder is entitled pursuant to the terms of this Agreement.

(d) Use, and Suspension of Use, of Shelf Registration Statement. If the Corporation has filed a “shelf” Registration Statement and has included Registrable Securities therein, the Corporation shall be entitled to suspend (but not more than twice in any twelve month period), for a reasonable period of time not in excess of 180 days, the offer or sale of Registrable Securities pursuant to such Registration Statement by any holder of Registrable Securities if (i) a “road show” is not then in progress with respect to a proposed offering of Registrable Securities by such holder pursuant to such Registration Statement and such holder has not executed an underwriting agreement with respect to a pending sale of Registrable Securities pursuant to such Registration Statement and (ii) the Corporation delivers to the holders of Registrable Securities included in such Registration Statement a resolution of the board of directors of the Corporation that, in the good faith judgment of the board of directors of the Corporation, such offer or sale would reasonably be expected to materially adversely affect any bona fide material financing of the Corporation or any material transaction under consideration by the Corporation or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time, the premature disclosure of which would materially adversely affect the Corporation. Such board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The holders receiving such board resolution shall keep the information contained in such certificate confidential on the same terms set forth in Section 5(p).

Section 3. Piggyback Registration.

(a) Right to Piggyback. If, at any time after the Initial Public Offering, the Corporation proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock by and for the account of the Corporation (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for its own account, then, each such time, the Corporation shall give prompt written notice of such proposed filing at least twenty (20) days before the anticipated filing date (the “Piggyback Notice”) to all of the holders of Registrable Securities. The Piggyback Notice shall offer such holders the opportunity to include in such registration statement the number of Registrable Securities as each such holder may request (a “Piggyback Registration”). Subject to Section 3(b) hereof, the Corporation shall include in each such Piggyback Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within twenty (20) days after notice has been given to the applicable holder. The holders of Registrable Securities exercising their rights under this Section 3(a) shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. The Corporation shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) 90 days after the effective date thereof and (ii) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement; provided, however, that any Stockholder owning Common Stock that has been included on such shelf Registration Statement may request that such Common Stock be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Common Stock.

(b) Priority on Piggyback Registrations. The Corporation shall use its reasonable commercial efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of capital stock, if any, of the Corporation included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Corporation in writing that in its or their view the total number or dollar amount of Common Stock that the holders, the Corporation and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the number of shares of Common Stock that in the opinion of such managing underwriter can be sold without adversely affecting such offering shall be included in the following order:

(i) first, the shares of Common Stock for the account of the Corporation;

(ii) second, the Registrable Securities requested to be included by the holders who exercised piggyback rights, pro rata based on the number of shares requested by such holders to be included; and

(iii) third, shares of Common Stock for the account of any other Persons, pro rata based on the number of shares requested by such Persons to be included.

Notwithstanding the foregoing, the priority provisions of Section 2(b) shall apply in the case of any proposed registration that is a Demand Registration.

Section 4. Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities agrees, in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 2 or Section 3 hereof (whether or not such holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any Common Stock (except as part of such underwritten offering), including a sale pursuant to Rule 144, or to give any Demand Notice during the period commencing on the date of the request (which shall be no earlier than 14 days prior to the expected “pricing” of such offering) and continuing for not more than 90 days (or 180 days with respect to the Initial Public Offering) after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration) pursuant to which such public offering shall be made or such shorter period as is required by the managing underwriter, provided, however, that the Corporation and all officers and directors of the Corporation must be subject to the same restrictions.

Section 5. Registration Procedures. If and whenever the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or Section 3 hereof, the Corporation shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Corporation shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a) Prepare and file with the SEC a Registration Statement or Registration Statements on any form which shall be available for the sale of the Registrable Securities by the holders thereof or the Corporation in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including, without limitation, documents that would be incorporated or deemed to be incorporated therein by reference), the Corporation shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review and comments of such holders, counsel and managing underwriters.

(b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; provided, however, that any holder of Registrable Securities that has been included on a “shelf” registration statement may request that such holder’s Registrable Securities be removed from such registration statement, in which event the Corporation shall promptly either withdraw such registration statement or file a post-effective amendment to such registration statement removing such Registrable Securities.

(c) Notify each selling holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any notice from the SEC that there will be a review of a Registration Statement and promptly provide such holders, their counsel and the managing underwriters, if any, with a copy of any SEC comments received by the Corporation in connection therewith, (iii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (v) if at any time the representations and warranties of the Corporation contained in any agreement (including, without limitation, any underwriting agreement) contemplated by Section 5(o) below cease to be true and correct, (vi) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vii) of the happening of any event that makes any statement made in such

Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e) If requested by the managing underwriters, if any, or any holder of Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Corporation has received such request.

(f) Furnish or make available to each selling holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least five conformed copies of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested by such holder, counsel or underwriter).

(g) Deliver to each selling holder of Registrable Securities, its counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Corporation, subject to the last paragraph of this Section 5, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests and to keep each such registration or qualification (or exemption therefrom) effective during the period such

Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) business days prior to having to issue the securities.

(j) Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Corporation will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

(k) Upon the occurrence of any event contemplated by Section 5(c)(vii) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(m) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(n) Use its commercially reasonable efforts to cause all shares of Registrable Securities covered by such Registration Statement to be authorized to be quoted on the Nasdaq Global Market or listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time quoted on the Nasdaq Global Market or listed on such exchange, as the case may be.

(o) Enter into such agreements (including, without limitation, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) furnish to the selling holders of such Registrable Securities opinions of counsel and a negative assurance letter to the Corporation and updates thereof (which counsel, opinions and letter (in form, scope and substance, in the case of such opinions and such letter) shall be reasonably satisfactory to the selling holders of such Registrable Securities, the managing underwriters, if any, and counsels to the selling holders of the Registrable Securities), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions and negative assurance letters requested in underwritten offerings and such other matters as may be reasonably requested by such holders, counsel and underwriters, (iii) obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Corporation (and, if necessary, any other independent certified public accountants of any subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, which form and substance shall be reasonably satisfactory to the selling holders of the Registrable Securities, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section and (v) deliver such documents and certificates as may be reasonably requested by any holder of Registrable Securities being sold, such holder’s counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 5(o)(i) above and to evidence compliance with the conditions contained in the underwriting agreement or other agreement entered into by the Corporation. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(p) Make available for inspection by the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Corporation and its subsidiaries, and cause the officers, directors and employees of the Corporation and its subsidiaries to supply all information in each case reasonably requested by any such holder, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not publicly available at the time of delivery of such information shall be kept confidential by such

Persons (other than disclosure by such Persons to such Persons’ respective affiliates) unless (i) disclosure of such information is required by court or administrative order or other legal process, (ii) disclosure of such information is required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Corporation written notice of the proposed disclosure prior to such disclosure and, if requested by the Corporation, assist the Corporation in seeking to prevent or limit the proposed disclosure.

(q) Comply with all applicable rules and regulations of the SEC and make available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Corporation after the effective date of a Registration Statement, which statements shall cover one of said twelve (12) month periods.

(r) Cause its officers to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”).

The Corporation may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Corporation in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Corporation may, from time to time, reasonably request in writing.

Each holder of Registrable Securities agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(c)(iii), 5(c)(iv), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder is advised in writing by the Corporation that the disposition may be resumed and, if applicable, has received copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, together with any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the Corporation shall extend the time periods under Section 2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

Section 6. Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Corporation (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and the SEC, (B) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 5(h) and (C) of listing and registration with a national securities exchange or national market interdealer quotation system), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Corporation, (iv) fees and disbursements of counsel for the Corporation, (v) expenses of the Corporation incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 5(o)(iii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Corporation, (vii) rating agency fees and (viii) fees and disbursements of one counsel for the holders of Registrable Securities whose shares are included in a Registration Statement (which counsel shall be selected by the holders of a majority of the Registrable Securities included in such Registration Statement) shall be borne by the Corporation whether or not any Registration Statement is filed or becomes effective. In addition, the Corporation shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Corporation are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Corporation.

The Corporation shall not be required to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in clauses 6(i)(B) and 6(viii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Corporation) or (iii) any other expenses of the holders of Registrable Securities not specifically required to be paid by the Corporation pursuant to the first paragraph of this Section 6.

Section 7. Indemnification.

(a) Indemnification by the Corporation. The Corporation shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the affiliates, officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling person (collectively, the “Stockholder Indemnified Persons”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including, without limitation, any related Registration Statement, “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Corporation of the Securities Act or state securities or Blue Sky laws or, in each case, any rule or regulation thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification, or compliance, and will reimburse each such Stockholder Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided, however, that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission by such holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Corporation by such holder or underwriter specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular or other document. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld). The Company also agrees to indemnify any underwriter of Registrable Shares and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Stockholder Indemnified Persons in this Section 7(a).

(b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, severally and not jointly, the Corporation, its directors, officers, accountants, attorneys, agents and employees, each Person who controls the Corporation (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, accountants, attorneys, agents or employees of such controlling persons (collectively, the “Corporation Indemnified Persons”), from and against all Losses arising out of or based upon (i) any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular or other document, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such Corporation Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by such holder specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided further, however, that the liability of each selling holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement. Each such holder also agrees to indemnify any underwriter of Registrable Shares and each person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Corporation Indemnified Persons in this Section 7(b).

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the indemnifying party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses, (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or Proceeding), (iii) the indemnified party shall have reasonably concluded that there may be one or more legal or equitable defense available to such indemnified party which are additional to or conflict with those available to the indemnifying party or (iv) the named parties to any such claim or Proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided further, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of each selling holder of Registrable Securities to contribute pursuant to this Section 7(d) is several, and not joint, in proportion to the net proceeds of the offering received by such selling holder in relation to the total net proceeds of the offering received by all of the selling holders.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 8. Rule 144. After the Initial Public Offering, the Corporation shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities, the Corporation shall deliver to such holder a written statement as to whether it has complied with such requirements.

Section 9. Underwritten Registrations. If any Demand Registration is an underwritten offering, the holders requesting such registration shall have the right to select the investment banker or investment bankers and managers to administer the offering, which banker or bankers and managers shall be reasonably satisfactory to the Corporation. The Corporation shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

Section 10. Limitation on Subsequent Registration Rights. From and after the date of this Agreement the Corporation shall not, without the prior written consent of the Qualified Holders, enter into any agreement with any holder or prospective holder of any securities of the Corporation, giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to holders of Registrable Securities hereunder, or which would reduce the amount of Registrable Securities the holders can include in any registration filed pursuant to Section 2 hereof, unless such rights are subordinate to those of the holders of Registrable Securities.

Section 11. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Qualified Holders; provided, however, that in no event shall the obligations of any holder of Registrable Securities be materially increased or the rights of any Stockholder be adversely affected (without similarly adversely affecting the rights of all Stockholders), except upon the written consent of such holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least two-thirds of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

(b) Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

(i) if to the Corporation, to the address of its principal executive offices; and

(ii) if to any Stockholder, at such Stockholder’s address as set forth in the records of the Corporation.

Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by certified mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

(c) Successors and Assigns; Stockholder Status. A holder of Registrable Securities may transfer and assign such holder’s rights hereunder to a transferee or assignee at any time that such holder transfers or assigns Registrable Securities subject to this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from the Stockholders (each, a “Permitted Transferee”); provided, however, that such Permitted Transferee shall not be entitled to such rights unless such Permitted Transferee shall have executed and delivered to the Corporation an Addendum Agreement substantially in the form of Exhibit A hereto promptly following the acquisition of such Registrable Securities, in which event such Permitted Transferee shall be deemed a Stockholder for purposes of this Agreement and Annex A shall be updated by the Corporation accordingly. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective Permitted Transferees any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f) Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to the choice of law principles thereof).

(g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Corporation with respect to Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including without limitation that certain Registration Rights Agreement dated as of July 27, 2001, by and among the Corporation and the stockholders of the Corporation party thereto, as amended by that certain First Amendment to Registration Rights Agreement dated as of August 22, 2002, which terminated upon the Corporation’s cancellation of all outstanding warrants to purchase Common Stock in connection with the Initial Public Offering and the Recapitalization, and that certain Registration Rights Agreement dated as of January 14, 2000 by and among South Louisiana Property Holdings, Inc. (formerly known as Forman Petroleum Corporation) and the stockholders of such entity party thereto, which terminated in connection with the merger described in clause (i) of the definition of “Recapitalization.”

(i) Securities Held by the Corporation or its Subsidiaries. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Corporation or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

(j) Termination. This Agreement shall terminate on the date when no Registrable Securities remain outstanding; provided, that Sections 6 and 7 shall survive any termination hereof.

(k) Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Corporation of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

(l) Consent to Jurisdiction. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by the provisions of subsection (b) of this Section 11.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

ASCENT ENERGY INC.

By:

Name:

Title:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

STOCKHOLDERS: JEFFERIES & COMPANY, INC.

By:
Name:
Title:

JEFFERIES PARTNERS OPPORTUNITY FUND, L.L.C. By: Jefferies & Company, Inc., as Manager

By:
Name:
Title:

JEFFERIES PARTNERS OPPORTUNITY FUND II, L.L.C. By: Jefferies & Company, Inc., as Manager

By:
Name:
Title:

JEFFERIES EMPLOYEE OPPORTUNITY FUND, L.L.C. By: Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Chris Kanoff

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

STOCKHOLDERS: SHARED OPPORTUNITY FUND IIB, L.L.C. By: TCW Asset Management Company, as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW SHARED OPPORTUNITY FUND III, L.P. By: TCW Asset Management Company, as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

STOCKHOLDERS: ING FURMAN SELZ INVESTORS III L.P. By: FS Private Investments III LLC, Manager

By:
Name:
Title:

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC By: FS Private Investments III LLC, Manager

By:
Name:
Title:

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD. By: FS Private Investments III LLC, Manager

By:
Name:
Title:

Signature Page to Registration Rights Agreement

Annex A

STOCKHOLDERS

Jefferies & Company, Inc.

Jefferies Partners Opportunity Fund, L.L.C.

Jefferies Partners Opportunity Fund II, L.L.C.

Jefferies Employee Opportunity Fund, L.L.C.

Chris Kanoff

Shared Opportunity Fund IIB, L.L.C.

TCW Shared Opportunity Fund III, L.P.

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan LTD.

Annex A - 1

EXHIBIT A

ADDENDUM AGREEMENT

This Addendum Agreement is made this          day of                     , 20        , by and between                                                           (the “New Stockholder”) and Ascent Energy Inc. (the “Corporation”), pursuant to a Registration Rights Agreement dated as of                     , 2007 (the “Agreement”) among the Corporation and the Stockholders. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Corporation has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement;

WHEREAS, the New Stockholder has acquired Registrable Securities directly or indirectly from a Stockholder; and

WHEREAS, the Corporation and the Stockholders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Stockholder to the Agreement to the same extent as if it were an original party thereto;

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Stockholder acknowledges that it has received and read the Agreement and that the New Stockholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were a Stockholder originally party to the Agreement.

New Stockholder

Address:

Annex A - 1

AGREED TO on behalf of the Corporation pursuant to Section 11(c) of the Agreement.

ASCENT ENERGY INC.

By:

Printed Name and Title

Exhibit A - 2